U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 21, 2004



                             NUCLEAR SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                   0-31959                     88-0433815
------------------------      ---------------           ----------------------
(State of Incorporation)     Commission File No.           (IRS Employer
                                                         Identification No.)



5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.        20015
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number: (202) 787 - 1951
                               -------------------------------------------------



--------------------------------------------------------------------------------
                     (Registrant's former name and address)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

         On December 21, 2005, Nuclear Solutions, Inc. issued a press release announcing the title of a U.S. Government sponsored research report titled "Proof of Principle Tests: Gravity Gradiometer Utility for Onsite Inspection Applications". The report provides conceptual insight into the basis for company's research and development efforts on a gravimetric sensing device for shielded nuclear materials. A copy of the press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Limitation on Incorporation by Reference

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Index to Exhibits.


         Exhibit Number         Description
         --------------         -----------


         99.1                   Press Release dated December 21, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nuclear Solutions, Inc.
Dated: December 21, 2004

                                        /s/ Patrick Herda
                                        ------------------------------
                                        By: Patrick Herda
                                        Title:President



Exhibit 99.1
Press Release dated
December 21, 2004